EXHIBIT 10(a)29

                    BASE SALARIES OF NAMED EXECUTIVE OFFICERS

                              THE SOUTHERN COMPANY

         Effective as of March 1, 2005, the following are the annual base salaries of the Chief Executive Officer and the four other most highly compensated executive officers of The Southern Company (the "Company") who were serving as executive officers at December 31, 2004.

     David M. Ratcliffe                                              $985,100
        President and Chief Executive Officer
     Thomas A. Fanning                                               $547,943
        Executive Vice President, Chief Financial Officer and
        Treasurer
     Michael D. Garrett                                              $532,500
        Executive Vice President of the Company,
        President and Chief Executive Officer of Georgia Power
        Company
     G. Edison Holland, Jr.                                          $510,458
        Executive Vice President and General Counsel
     Charles D. McCrary                                              $585,968
        Executive Vice President of the Company,
        President and Chief Executive Officer of Alabama Power
        Company